UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: August 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE MP 63 FUND

Semi-Annual Report

August 31, 2006

(unaudited)

8000 Town Centre Dr., Suite 400 Broadview Heights, Ohio 44147

1-877-MP63FUND (1-877-676-3386)

Dear Fellow Shareholders,

    We haven’t been entirely satisfied with our recent results. Of course, there have been bright spots, such as rising dividend income and an expense ratio that has has dipped below 1%. However, although the vast majority of our companies are among what we believe are the best stocks available, we have come to recognize some weaknesses in our approach, which we intend to rectify.

    First, we believe that our efforts to keep turnover extremely low and to avoid capital gains distributions has been too conservative. As a result, we missed opportunities to take profits. For example, when Avon traded above $40 or Intel surged to $36, we could have locked in some gains. (Avon now trades around $30 and Intel near $20.) To be clear, we’re not talking about selling entire holdings, only the number of shares that equate to over-representation, compared with the MP 63 Index. So, for example, if a stock represents 1.65% of the fund’s assets and the Index shows that it should be 1.60%, then we consider selling that 0.05% excess. In the past, we’d defer the sale if it would generate a capital gains distribution. We now believe that it would be preferable to make that distribution as opposed to seeing the profit evaporate. We’ll continue to consider tax implication and attempt to balance gains with losses.

    Second, as you may recall, when we launched the MP 63 Index in 1994, we sought to create a portfolio that represented the broad DRIP “universe.” We now believe that we may have been too diversified. It’s clear that the portfolio can be more than adequately diversified without owning stocks from every corner of the universe. We’ll start by replacing the worst performers. Then we’ll ask the hard questions, such as: Should we own fewer utilities and more energy companies? Does a particular company offend any “best practices” that may undermine its future profitability? We hope that you’ll feel free to chime in on these (and other) issues that will affect the fund’s returns.

    By easing our stance on taking profits and by being more willing to replace less attractive companies, we hope to fulfill our primary responsibility, which is to provide you with the best returns possible. Our horizon will continue to be the long term, and to that end, we would like to encourage each of you to make regular investments, which we believe will enhance your own results, as well as the overall returns of the fund. In addition, by investing regularly, it will help you resist the urge to respond to short-term fluctuations, whether they be up or down, which could be counterproductive to your investment goals. In short, I hope that you’ll continue to do as we have with our own money, investing on a regular basis through automatic debits or other means.

<signed>Vita Nelson and David Fish, co-managers

<October 10, 2006>

Must be preceded or accompanied by a prospectus. Mutual fund investing involves risk. Principal loss is possible.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments in the report for complete holdings information.

Dollar-cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities; the investor should consider his/her financial ability to continue purchases through periods of low price levels. Dollar-cost averaging and automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Quasar Distributors, LLC, Distributor. (10/06)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

The MP63 Fund, Inc.

		Schedule of Investments
		August 31, 2006 (Unaudited)
Shares/Principal Amount - % of Net Assets		Market Value

COMMON STOCKS

Auto Parts-Retail/Wholesale - 0.94%
8,616	Genuine Parts Co.	$ 356,099

Banks-Money Centers - 4.67%
18,972	Bank of America	976,489
18,499	BB&T Corporation	791,757
		1,768,246

Banks-Regional - 1.57%
17,130	National City Corporation	592,355

Beverages-Alcoholic/Soft Drink - 4.74%
12,965	Anheuser Busch Co's, Inc.	640,212
11,800	Fortune Brands	856,680
6,642	Coca Cola Co.	297,628
		1,794,520

Building Products-Retail/Wholesale - 1.47%
7,569	Black & Decker Corporation	557,381

Business Services-Miscellaneous - 0.84%
27,656	Servicemaster Company	317,767

Chemicals-Diversified - 1.10%
17,589	RPM International, Inc.	330,849
1,900	Ecolab	84,702
		415,551
Computer Software - 2.97%
43,700	Microsoft Corporation	1,123,090

Computer-Mini/Micro - 1.84%
19,060	Hewlett-Packard Company	696,834

Containers-Paper/Plastic - 1.22%
14,238	Bemis	459,887

Cosmetics & Personal Care - 4.85%
28,668	Avon Products, Inc.	823,058
9,836	Colgate-Palmolive Company	588,783
6,688	Kimberly Clark Corporation	424,688
		1,836,529

Diversified Operation - 3.00%
6,569	3M Company	470,997
19,543	General Electric Company	665,635
		1,136,632

Electronic Equipment - 2.58%
9,272	Diebold, Inc.	388,590
19,445	Corning, Inc.	432,457
1,900	Emerson Electric Company	156,085
		977,132

Electronic Semiconductors - 1.85%
35,820	Intel Corporation	700,997

Finance-Investment Management - 2.38%
9,155	Franklin Resources, Inc.	900,944

Financial Services - 7.59%
18,822	Block (H.R.), Inc.	395,827
23,116	Countrywide Financial Corporation	781,321
47,210	Paychex, Inc.	1,697,199
		2,874,347

Food- Misc. Preparation - 3.50%
15,107	ConAgra Foods, Inc.	359,547
13,895	Hormel Foods Corporation	509,252
9,815	Wrigley (WM.) Jr. Company	455,612
		1,324,411

Insurance-Fire/Marine/Casualty- 1.01%
8,724	St. Paul Travelers Companies, Inc.	382,984

Insurance- Life/Property/Casual - 3.61%
30,320	AFLAC, Inc.	1,366,522

Leisure Products - 1.56%
15,534	Polaris Industries, Inc.	591,845

Manufacturing/Machinery - 2.95%
14,922	Illinois Tool Works, Inc.	655,076
12,100	Ingersoll-Rand Company	460,042
		1,115,118

Machinery- Electrical Equipment - 2.28%
11,981	Johnson Controls, Inc.	861,793

Medical Instruments/Products - 3.29%
26,551	Medtronic, Inc.	1,245,242

Medical Drugs - 5.78%
11,468	Abbott Laboratories	558,492
13,364	Johnson & Johnson	864,116
27,700	Pfizer, Inc.	763,412
		2,186,020

Metal Ores- Gold/Non Ferrous - 1.71%
7,220	Phelps Dodge Corporation	646,190

Office Equipment & Supplies - 1.07%
9,275	Pitney Bowes, Inc.	404,297

Oil & Gas- International - 4.00%
11,462	BP Plc ADR	779,989
10,849	Exxon Mobil Corporation	734,152
		1,514,141

Paper & Paper Products - 0.58%
6,280	International Paper	218,356

Publishing- Books/News/Periodic - 1.00%
6,645	Gannett Company, Inc.	377,768

Retail- Apparel/Shoes - 1.45%
21,349	Limited Brands, Inc.	549,310

Retail-Drug Stores - 0.17%
14,800	Rite Aid	64,232

Retail-Food & Restaurants 1.36%
8,069	Wendy's International, Inc.	515,609

Retail/Wholesale-Building Products - 1.45%
15,966	Home Depot, Inc.	547,474

State Commercial Banks - 2.08%
41,300	Popular, Inc.	786,765

Telecommunication Equipment - 2.06%
37,300	Nokia Corporation	778,824

Telecommunications Services - 2.92%
8,832	AT&T	274,940
8,316	Bellsouth Corporation	338,627
12,368	Centurytel, Inc.	492,494
		1,106,061

Textile-Apparel/Mill Products - 1.36%
7,355	V.F. Corporation	514,041

Transportation-Equipment/Leasing - 0.81%
6,197	Ryder Systems, Inc.	306,256

Transportation-Rail - 0.84%
3,968	Union Pacific Corporation	318,829

Utility- Electric - 2.59%
9,703	Duke Energy Corp.	291,090
10,728	Edison International	468,170
13,915	Teco Energy, Inc.	219,440
		978,700

Utility-Gas Distribution - 2.41%
12,385	National Fuel Gas Co.	472,735
10,633	SCANA Corporation	439,675
		912,410

Utility- Water - 3.41%
54,429	Aqua America, Inc.	1,289,423

Total for Common Stock (Cost $30,458,693) - 98.84%		$ 37,410,932

Cash & Equivalents - 1.57%
594,046	Wisconsin Corporate Centralcredit Union Variable	594,046
	Demand Note (Cost $594,046) 4.24% **

	Total Investments - 100.41%	38,004,978
	(Cost $31,052,739) (Note 2)

	Liabilities in excess of other Assets - (0.41)%	(155,989)

	Net Assets - 100.00%	$ 37,848,989

* Non-income producing security.
** Variable Rate Security; The Coupon Rate shown represents the rate at August 31, 2006.
ADR- American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Statement of Assets and Liabilities
August 31, 2006 (Unaudited)

Assets:
Investment Securities at Market Value	$ 38,004,978
(Cost $31,052,739)
Cash	4,425
Dividends and Interest Receivable	93,981
Total Assets	38,103,384
Liabilities
Accrued Expenses	2,850
Accrued Management Fees	11,127
Payable for Securities Purchased	240,418
Total Liabilities	254,395

Net Assets	$ 37,848,989

Net Assets Consist of:
Capital Stock, $.001 par value; 1 billion shares
authorized; 2,995,220 shares issued and outstanding	$ 2,995
Additional Paid in Capital	30,360,240
Accumulated Undistributed Net Investment Income	352,653
Realized Gain on Investments - Net	180,862
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	6,952,239
Net Assets	$ 37,848,989
Net Asset Value and Redemption Price
Per Share ($37,848,989/2,995,220 shares)	$ 12.64

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Statement of Operations
For the six months ending August 31, 2006 (Unaudited)
Investment Income:
Dividend Income	$ 443,588
Interest Income	4,095
Total Investment Income	447,683
Expenses:
Investment advisor fees	66,668
Administration fees	31,832
Fund servicing expense	42,344
Registration fees	10,250
Insurance expense	7,498
Printing and postage expense	7,082
Custody fees	4,370
Legal fees	3,533
Audit fees	4,164
Director fees	3,025
Compliance fees	6,050
Miscellaneous expense	552
Total Expenses	187,368

Net Investment Income	260,315

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	252,672
Unrealized Depreciation on Investments	(68,766)
Net Realized and Unrealized Gain (Loss) on Investments	183,906

Net Increase in Net Assets from Operations	$ 444,221

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Statements of Changes in Net Assets	(Unaudited)
	For the Six	For the
	Months Ended	Year Ended
	August 31, 2006	February 28, 2006
From Operations:
Net Investment Income	$ 260,315	$ 439,354
Net Realized Gain on Investments	252,672	18,130
Net Unrealized Appreciation (Depreciation)	(68,766)	1,647,475
Increase in Net Assets from Operations	444,221	2,104,959
From Distributions to Shareholders:
Net Investment Income	0	(394,959)
Net Realized Gain from Security Transactions	0	-
Change in Net Assets from Distributions	0	(394,959)
From Capital Share Transactions (Note 4):
Proceeds From Sale of Shares	2,085,621	5,139,091
Shares Issued on Reinvestment of Dividends	0	390,671
Cost of Shares Redeemed
(net of redemption fees $19,086 and $2,652, respectively)	(2,407,307)	(2,857,628)
Net Increase from Shareholder Activity	(321,686)	2,672,134

Net Increase in Net Assets	122,535	4,382,134

Net Assets at Beginning of Period	37,726,454	33,344,320
Net Assets at End of Period	$ 37,848,989	$ 37,726,454

Share Transactions:
Issued	166,108	424,759
Reinvested	0	31,788
Redeemed	(192,776)	(234,999)
Net increase in shares	(26,668)	221,548
Shares outstanding beginning of period	3,021,888	2,800,340
Shares outstanding end of period	2,995,220	3,021,888

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	For the Six		For the	For the	For the	For the	For the
	Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2006		February 28, 2006	February 28, 2005	February 29, 2004	February 28, 2003	February 28, 2002
Net Asset Value -
Beginning of Period	$ 12.48		$ 11.91	$ 11.01	$ 8.09	$ 10.24	$ 9.90
Net Investment Income	0.09		0.15	0.10	0.07	0.07	0.06
Net Gains or Losses on Securities
(realized and unrealized)	0.07		0.55	0.90	2.92	(2.15)	0.34
Total from Investment Operations	0.16		0.70	1.00	2.99	(2.08)	0.40

Distributions (From Net Investment Income)	0.00		(0.13)	(0.09)	(0.07)	(0.07)	(0.06)
Distributions (From Capital Gains)	0.00		0.00	(0.01)	0.00	0.00	0.00
Total Distributions	0.00		(0.13)	(0.10)	(0.07)	(0.07)	(0.06)

Net Asset Value -
End of Period	$ 12.64		$ 12.48	$ 11.91	$ 11.01	$ 8.09	$ 10.24

Total Return (a)	1.28%		5.91%	9.06%	37.01%	(20.39)%	4.02%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	37,849		37,726	37,726	27,799	17,865	18,486
Ratio of Expenses to Average Net Assets	0.98%	(b)	1.02%	1.22%	1.25%	1.25%	1.25%
Ratio of Expenses to Average Net Assets, before reimbursement	0.98%	(b)	1.02%	1.22%	1.25%	1.39%	1.25%
Ratio of Net Income to Average Net Assets	1.37%	(b)	1.23%	0.85%	0.75%	0.79%	0.63%
Ratio of Net Income to Average Net Assets, before reimbursement	1.37%	(b)	1.23%	0.85%	0.75%	0.65%	0.63%
Portfolio Turnover Rate	14.45%	(b)	6.58%	8.77%	9.16%	9.28%	8.22%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.
(b) Annualized

The accompanying notes are an integral part of the financial statements.

THE MP63 FUND, INC.

Notes to Financial Statements

August 31, 2006 (Unaudited)

NOTE 1. ORGANIZATION

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation - Portfolio securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. The pricing service determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. There were no securities valued under this pricing service for 2005.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies, distributing all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Credit Risk - Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY

  TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's management and investment programs.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of .35% of the daily net asset value.  For the six months ended August 31, 2006, the Advisor earned fees of $66,668.

The Advisor has voluntarily agreed to defer its advisory fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed by the Advisor are subject to reimbursement by the Fund, if so requested by the Advisor, up to five years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.

An affiliate of the Advisor provides certain administrative services to the Fund. These expenses amounted to $42,344 during six month period.

The Fund has an administrative agreement with Mutual Shareholder Services (The "Administrator"). Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services.  Mutual Shareholder Services charges an annual fee of approximately $60,000 for services rendered based on the Fund’s current asset size.

The Fund is responsible for the cost of printing, postage, telephone costs and certain other out-of-pocket expenses. Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.

The Fund currently pays each Director an annual retainer of $2,000.

The Chief Compliance Officer is paid $1,000 per month.  For the six months ended August 31, 2006 the Chief Compliance Officer was paid $6,000.

NOTE 4. INVESTMENT TRANSACTIONS

For the six months ended August 31, 2006, purchases and sales of securities, excluding short-term   investments, aggregated $2,718,737 and $2,928,731, respectively.

NOTE 5. TAX INFORMATION

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.  Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.  Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

As of August 31, 2006, the components of distributable earnings on a tax basis were as follows:

Ordinary income

$      352,653

Realized gains

$     180,862

Unrealized appreciation                   $    6,952,239

THE MP63 FUND, INC.

Additional Information (Unaudited)

August 31, 2006

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund at 1-877-676-3386 and on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

EXPENSE ILLUSTRATION

Expense Example

As a shareholder of the MP 63 Fund, Inc., you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2006 through August 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The MP 63 Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2006	August 31, 2006	March 1, 2006 to August 31, 2006

Actual	$1,000.00	$1,012.82	$4.97
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.27	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BOARD OF DIRECTORS

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served 1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Disinterested Directors:

Ted S. Gladstone Age: 74 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	President, Gladstone Development Corporation (real estate development)	1	None
Gloria Schaffer Age: 75 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	Partner, CA White (real estate development)	1	None
Richard Yaffa Age: 74 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 2005	President, Manhattan Products, Inc.	1	None

Interested Directors:

Vita Nelson 1,2 Age: 68 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	President, Editor and Publisher of The Moneypaper, Inc. (newsletter)	1	Director, The Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc.

Principal Officers who are not Directors:

Lester Nelson 1 Age: 77 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Secretary	Indefinite – since 1998	Partner of the law firm of Nelson & Nelson	1	Director, Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc.
David Fish Age: 57 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Treasurer	Indefinite – since 2003	Executive Editor of The Moneypaper, Inc. (newsletter)	1	None

(1)

Vita Nelson and Lester Nelson are married

(2)

Vita Nelson is President of the Fund and a Director of the Fund’s Advisor, The Moneypaper Advisor, Inc. and therefore, is an “Interested Director” of the Fund.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.

Richard Yaffa

Ted Gladstone

Gloria L. Schaffer

Item 6.  Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not yet applicable.

Item 9.  Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No Changes.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date October 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date October 27, 2006

By /s/David Fish

*David Fish

Treasurer

(principal financial officer)

Date October 27, 2006

* Print the name and title of each signing officer under his or her signature.